ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A Shares	EVOAX
Class C Shares	EVOCX
Class I Shares	EVOIX
Class N Shares	EVONX

(a series of Northern Lights Fund Trust)

Supplement dated October 5, 2020 to

the Prospectus dated October 28, 2019

Upcoming Transaction

Artivest Holdings, Inc. and certain of its subsidiaries (together, the “Seller”) entered into a definitive agreement with Altegris Holdings, LLC (the “Buyer”) to sell all of the outstanding interests of Altegris Advisors, LLC (the “Adviser”) to the Buyer (the “Transaction”). The Buyer is a newly formed holding company that will as of the Closing (as defined below) be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne, the Adviser’s chief investment officer. The closing of the Transaction is subject to certain conditions. Among the conditions is the approval by a majority of the shareholders of the Fund of a proposed new investment advisory agreement (“New Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund. The closing of the Transaction is expected to occur in the fourth quarter of 2020 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

The Transaction will cause the existing investment advisory agreement between Northern Lights Fund Trust (the “Trust”) and the Adviser, on behalf of the Fund, to automatically terminate as required by law. The Board of Trustees of the Trust has approved a New Advisory Agreement for the Fund, subject to the closing of the Transaction and approval of the New Advisory Agreement by Fund shareholders. Proxy materials relating to Fund shareholder approval of the new investment advisory agreement were filed with the SEC and will be sent to Fund shareholders on or about October 26, 2020. The proxy materials discuss the Transaction in greater detail and include, among other information, a form of the new investment advisory agreement for the Fund. For more information, you can obtain a copy of the Fund proxy materials from the SEC website at www.sec.gov or visit the Fund’s website at www.altegris.com/Funds/Mutual-Funds/Altegris-Family-of-Mutual-Funds.

No shareholder action is necessary at this time.  More detailed information will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

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Effective July 10, 2020, Eric Bundonis resigned as a portfolio manager for the Fund. The following changes are hereby made to the Fund’s Prospectus and SAI:

The section of the prospectus in “FUND SUMMARIES” entitled “Investment Adviser Portfolio Managers” is hereby deleted and replaced with the following:

Investment Adviser Portfolio Managers: Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Antolin Garza has been a Portfolio Manager to the Fund since July 20202, and Mr. Osborne is the lead Portfolio Manager.

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Co-Portfolio Managers	Title
Matthew Osborne	Founder, Chief Investment Officer
Antolin Garza	Portfolio Manager & Senior Research Analyst

The section of the prospectus in “MANAGEMENT” entitled “Investment Adviser Portfolio Managers” is hereby deleted and replaced with the following:

INVESTMENT ADVISER PORTFOLIO MANAGERS:

Matthew Osborne

Founder, Chief Investment Officer

Mr. Osborne is a Founder of the Adviser, and has served as its Chief Investment Officer since January 2016, and was previously its Executive Vice President from February 2010 to June 2015, and Co-President from June 2015, to January 2016. From July 2002 to December 2014, he also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of Altegris Clearing Solutions and, until December 2014, of Altegris Futures. Mr. Osborne brings more than 29 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Antolin Garza

Senior Research Analyst

With over 10 years of industry experience, Antolin Garza serves as Portfolio Manager and Senior Research Analyst for the Advisor. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative investment strategies. Mr. Garza has worked at the Adviser since 2012, and has previously served as Associate Vice President, Senior Research Analyst and Research Analyst for the Advisor. Prior to joining the Adviser, Mr. Garza served as Research Analyst, Hedge Funds at New England Pension Consultants (“NEPC”) from December 2010 to November 2012. As a member of the NEPC hedge fund research team, he was responsible for performing due diligence on credit-oriented and fund of hedge fund managers, writing commentary on manager strategies, and preparing investment analysis and recommendations for the Firm’s Investment Committee. In addition to research responsibilities, Mr. Garza assisted in constructing hedge fund portfolios for implementation by institutional clients. Mr. Garza served in various capacities, including Hedge Fund Portfolio Analyst and Portfolio Analyst, at NEPC beginning in September 2008. Prior to NEPC, he was employed by State Street Corporation as a Bank Loan Specialist in the Senior Loan Services Group. Mr. Garza received a BBA in Finance from the University of Texas, San Antonio.

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Effective September 30, 2020, the Fund no longer allocates assets with respect to its Fixed Income Strategy to the Core Fixed Income sub-strategy.

The section of the prospectus in “FUND SUMMARIES – ALTEGRIS FUTURES EVOLUTION STRATEGY FUND” entitled “Fixed Income Strategy” is hereby deleted and replaced with the following:

Fixed Income Strategy: The Adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser. The Adviser, after consultation with the sub-adviser, allocates the Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as:

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•	Low Duration strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The sub-strategy may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies. The sub-adviser may seek to manage the dollar-weighted average effective duration of the Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

•	Opportunistic Income strategy invests in fixed income instruments of any kind and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks. The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

The amount allocated to each of the principal sub-strategies may change depending on the Adviser’s assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to the “Low Duration” sub-strategy may be between 70% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the “Opportunistic Income” sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the sub-adviser’s sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The section of the prospectus in “SUB-ADVISERS AND STRATEGIES – ALTEGRIS FUTURES EVOLUTION STRATEGY FUND” entitled “DoubleLine Capital LP (“DoubleLine”)” is hereby deleted and replaced with the following:

DoubleLine Capital LP (“DoubleLine”)

DoubleLine manages the Fixed Income Strategy for the Futures Evolution Fund. The Adviser, after consultation with the sub-adviser, allocates the Futures Evolution Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as core fixed income strategy, low duration strategy and opportunistic income strategy.

Low Duration Sub-Strategy: In implementing the low duration sub-strategy, the sub-adviser seeks current income by investing principally in debt securities of any kind. Under this sub-strategy, the Futures Evolution Fund may invest without limit in MBS of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities

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or sponsored corporations as well as those of private issuers not subject to any guarantee. Generally, MBS consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Futures Evolution Fund may also invest in corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The Futures Evolution Fund may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies.

The sub-adviser will normally seek to construct a low duration sub-strategy investment portfolio for the Futures Evolution Fund with a dollar-weighted average effective duration of three years or less. Effective duration is a measure of the portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.

In managing the Futures Evolution Fund’s investments, the sub-adviser portfolio manager typically uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•       security selection within a given sector,

•       relative performance of the various market sectors,

•       the shape of the yield curve, and

•       fluctuations in the overall level of interest rates.

Under normal circumstances, the low duration sub-strategy assets are invested primarily in fixed income and other income-producing instruments rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or the equivalent by any other NRSRO) and in unrated securities considered by the sub-adviser to be of comparable credit quality. However, Low Duration sub-strategy assets may include up to 50% in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the sub-adviser to be of comparable credit quality.

The sub-adviser may seek to manage the dollar-weighted average effective duration of the Futures Evolution Fund’s low duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

Opportunistic Income Sub-Strategy: In implementing the opportunistic income sub-strategy, the sub-adviser allocates that portion of the Futures Evolution Fund’s investments to fixed income instruments and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). This sub-strategy’s investments may include substantial investments in MBS, including non-agency residential MBS. These investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio

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of mortgages. Only when a potential investment has passed the sub-adviser’s careful screening will it be added to this sub-strategy portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

Under each sub-strategy, portfolio securities and derivatives may be sold at any time. Sales may occur when the sub-adviser portfolio manager determines to take advantage of a better investment opportunity because the portfolio manager believes the portfolio securities or derivatives no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer, or the individual security or derivative has reached the portfolio manager’s sell target.

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This Supplement and the existing Prospectus dated October 28, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-772-5838.